Exhibit 99.1

Investor Presentation

Certain statements contained in this presentation, including, without limitation, statements containing the words "believes", "anticipates", "intends", and "expects", and words of similar import, constitute "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such forward looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among others, the following: general economic and business conditions in those areas in which the Company operates, demographic changes, competition, fluctuations in interest rates, changes in business strategy or development plans, changes in governmental regulation, credit quality, the availability of capital to fund the expansion of the Company's business, and other factors referenced in this presentation. The Company disclaims any obligation to update any such factors or to publicly announce the results of any revisions to any of the forward-looking statements contained herein to reflect future events or developments. Community Bancorp Forward Looking Information

Community Bancorp This presentation may be deemed to be solicitation material in respect to the proposed transaction between Community Bancorp and Bank of Commerce pursuant to an Agreement to Merge and Plan of Reorganization, dated as of May 19, 2005 by and among Community Bancorp, Community Bank of Nevada and Bank of Commerce (the "Agreement"). Filing of this presentation is being made in connection with Rules 165 and 425 promulgated by the Securities and Exchange Commission ("SEC"). In connection with the proposed transaction, Community Bancorp will file with the SEC a registration statement on SEC Form S-4. The registration statement will contain a proxy statement/prospectus which will describe the proposed transaction and its proposed terms and conditions. Shareholders of Bank of Commerce are encouraged to read the registration material and proxy statement/prospectus because these documents will contain important information about the transaction. A copy of the Agreement has been filed with the SEC as an exhibit to Community Bancorp's 8-K, a separate filing from the Form S-4. The registration statement, the Form 8-K and all other documents filed with the SEC in connection with the transaction are available for free when filed, both on SEC's web-site (www.sec.gov) or by contacting Cathy Robinson, Executive Vice President and Chief Financial Officer, Community Bancorp, 400 South 4th Street, Las Vegas, Nevada 89101. Additionally, all forms filed with the SEC and additional shareholder information is available free of charge on Community's web-site: www.communitybanknv.com. Community posts these reports to its web-site as soon as reasonably practicable after filing them with the SEC. None of the information on or hyper-linked from Community's web-site is incorporated into this presentation. Securities Law Matters

Community Bancorp One of the largest community banks headquartered in the high growth market of Las Vegas Consistent, high performing institution Five year CAGR of assets and net income of 26% and 15% respectively Five year average ROE and ROA of 17.3% and 1.23% respectively First quarter 2005 ROE and ROA of 12.1% and 1.55% respectively Focus on business lending and relationship banking Experienced management team with extensive Las Vegas experience Successful initial public offering in December 2004 - priced above initial filing range and was over 10x oversubscribed Key Investment Considerations

Community Bancorp Issuer: Community Bancorp NASDAQ Symbol: CBON Shares Offered: 1,495,652 Primary 800,000 Secondary 344,348 Over-allotment 2,640,000 Total Shares Outstanding (3/31/05): 6,750,257 Trading Range Since IPO: $23.00 - $33.00 per Share - Market Capitalization Range: $155 Million to $223 Million Effective Date: December 10, 2004 Use of Proceeds: Expansion in the Greater Las Vegas Area, potential acquisitions and general corporate purposes Lead Manager: Keefe, Bruyette & Woods, Inc. Co-Manager: D.A. Davidson & Co. Summary of the Initial Public Offering

Community Bancorp Community Bancorp is the bank holding company for Community Bank of Nevada serving the Greater Las Vegas market with five branches and the sixth opening in the Summer of 2005 Community Bank of Nevada, founded in 1995, is one of the largest community banks headquartered in the greater Las Vegas area Profitable every year since 1995 Provides a complete array of commercial banking products and services to small-to-medium sized businesses Emphasis on relationship banking and personalized service Trends in growth and profitability have continued in the first quarter of 2005 with growth in assets of 10.5%, growth in deposits of 12.4%, ROE of 12.1% and ROA of 1.55% Company Overview

Acquisition Data On May 19, 2005 Community Bancorp announced the signing of a definitive agreement to acquire all of the common stock and equivalents of Henderson, NV based Bank of Commerce for approximately $40.0 million in cash and stock. Shareholders of Bank of Commerce will have the option to receive cash, shares of Community Bancorp common stock, or a combination subject to an aggregate consideration limit of 50% stock and 50% cash The acquisition has been approved by the Board of Directors of each company and is expected to be immediately accretive to Community Bancorp's earnings per share. Under the consummation of the transaction, Bank of Commerce will be merged into Community Bank of Nevada under the holding company, Community Bancorp. Community Bancorp/Bank of Commerce

Acquisition Data Bank of Commerce, founded in 1997, is a commercial bank with assets of $167 million as of March 31, 2005 Bank of Commerce is locally owned and operated They have three branches serving the communities of Las Vegas and Henderson, Nevada Their focus is handling the banking needs of small to mid-size businesses Community Bancorp/Bank of Commerce

Community Bancorp Branch Locations & Market Area Six full service offices located throughout the Greater Las Vegas Area One of the largest community banks in the Greater Las Vegas Area Between 1990 and 2000 Clark County's population grew by 6.4% per year compared to the national average of 1.2%* By 2004 Clark County reached a population of 1,715,337 making it the fourth fastest growing county in the United States.* According to FDIC, deposits in Clark County grew from $11 billion to $29 billion between June 1999 and June 2004, a compound annual growth rate of 20%. Circled areas are expected growth areas for the market area * According to UNLV CBER * According to UNLV CBER Current Branch Locations Proposed Growth Areas Post-Acquisition Locations

Community Bancorp Deposit Market Share Source: SNL Securities at 6/30/04 One of the largest community banks based in Las Vegas Las Vegas Las Vegas Las Vegas Las Vegas Las Vegas Bank of Commerce

Community Bancorp Experienced Management Team* * Community Bank of Nevada was founded in 1995 Management Position Edward M. Jamison Lawrence K. Scott Cathy Robinson Don F. Bigger Cassandra Eisinger Bruce Ford Founder and Chief Executive Officer EVP and Chief Operating Officer EVP and Chief Financial Officer EVP and Chief Credit Administrator EVP and Chief Operations Officer EVP and Chief Credit Officer Years of Experience 32+ 20+ 25+ 20+ 30+ 21+ Years with CBON 9+ 3+ 9+ 2+ 1+ 1

To continue strong, focused organic growth in assets, loans and deposits To capitalize on growth opportunities in Las Vegas and other rapidly expanding markets Acquire other community banks in strategic or contiguous markets Planning the 10th branch (post-acquisition) for the spring of 2006 and plans to open one additional branch per year through 2009 Signed definitive agreement to acquire Bank of Commerce in May of 2005 Community Bancorp Growth Strategies

To continue to increase the number and size of banking relationships through superior customer service To expand the commercial and SBA lending portfolio Increase diversification through participation Open additional SBA loan production offices in high growth markets San Diego Loan Production Office opened in April 2005 Phoenix Loan Production Office opening in Summer 2005 To hire and retain, experienced and qualified employees Community Bancorp Growth Strategies - Continued

Enhance risk management functions Proactively manage sound procedures Commit experienced human resources to this effort Maintain high asset quality by continuing to utilize rigorous loan underwriting standards and credit risk management practices Continue to actively manage interest rate and market risks Closely monitor volume and maturity of our rate sensitive assets to our interest sensitive liabilities Community Bancorp Operating Strategies

Financial Performance

Strong Trends in Key Metrics Financial Performance NPAs to Loans & OREO Improving Credit Quality Strong Asset Growth Consistently Profitable ROAE ($000's) $3,157 $4,725 $5,215 $5,421 $2,382 Gains in Net Income

Financial Performance Deposit Growth CAGR = 22% ($000's)

Financial Performance Improving Deposit Mix Average balances for the year ended December 31, 2004 Cost of Deposits = 1.30% Average balances for the year ended December 31, 2001 Cost of Deposits = 3.97% 2001 2004 2004 Interest Bearing Demand Deposits Money Market Savings Time Certificates of Deposit Non-interest Bearing Demand Deposits 0.04 0.41 0.01 0.27 0.27

Financial Performance Loan Growth CAGR = 17% ($000's)

Financial Performance Financial Performance Loan Portfolio Matches the Marketplace Source: Company Financials 12/31/2004 2001 2004 Consumer & Other Commercial Construction Commercial Real Estate Residential Real Estate 0.01 0.15 0.41 0.37 0.06

Financial Performance Credit Quality Has Improved

Financial Performance Balance Sheet ($000's)

Financial Performance Income Statement ($000's)

Financial Performance Asset Quality Non-performing loans are defined as loans that are past due 90 days or more plus loans placed in non-accrual status. Non-performing assets are defined as assets that are past due 90 days or more plus asset placed in non-accrual status plus other real estate owned.

Financial Performance EPS - Diluted CAGR = 24.9% $0.68 $1.01 $1.10 $1.10 $0.35

Financial Performance Summary Strong balance sheet growth Consistent profitability High quality credit Strong asset sensitive balance sheet Strong asset sensitive balance sheet Strong asset sensitive balance sheet Strong asset sensitive balance sheet Strong asset sensitive balance sheet

Overview of Bank of Commerce Source: Company as of 3/31/05 Loans Deposits Bank of Commerce Loan & Deposit Composition

Financial Performance Combined Assets *Figures are from 3/31/05 call reports for Bank of Commerce and 10 Q for Community Bancorp **Post closing adjustments are not shown in this pro forma

Financial Performance Combined Liabilities and Stockholders' Equity

Combined Financial Performance Combined Loan and Deposit Portfolios 2004 Combined Deposit Portfolio* 2004 Combined Loan Portfolio* *Figures are from 3/31/05 call reports for Bank of Commerce and 10 Q for Community Bancorp

Combined Financial Performance Combined Loan and Deposit Portfolios Combined Loan Portfolio* Average balances for first quarter 2005 Average balances for first quarter 2005 Combined Deposit Portfolio* * Based on call reports for Bank of Commerce and 10 Q for Community Bancorp

Merger Analysis Contribution Analysis Bank of Commerce Median Contribution: 20.7% Bank of Commerce Ownership (assuming 100% Stock): 17.6% (in $000)

Summary One of the largest community banks headquartered in the high growth market of Las Vegas Excellent expansion opportunities in both Las Vegas and other high growth markets Consistent, high performance institution Five year CAGR of assets and net income of 26% and 15% respectively Five year average ROE and ROA of 17.3% and 1.23% respectively Focus on commercial banking and total client relationships Experienced management team with over 145 years banking experience in the Greater Las Vegas area Investment Thesis

Investor Presentation